UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 24, 2007
THE CORPORATE EXECUTIVE BOARD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-24799	52-2056410
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2000 Pennsylvania Avenue, N.W., Washington, D.C.	20006
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (202) 777-5000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     In a press release on October 24, 2007, The Corporate Executive Board Company (the “Company”) announced and commented on its financial results for the third quarter ended September 30, 2007 and provided a financial outlook for fiscal 2007. A copy of the Company’s press release is attached hereto and furnished as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
99.1	The Corporate Executive Board Company’s press release for third quarter 2007 earnings.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company (Registrant)
Date: October 25, 2007

By: /s/ Timothy R. Yost
Timothy R. Yost
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	The Corporate Executive Board Company’s press release for third quarter 2007 earnings.